                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                      ANCOR COMMUNICATIONS, INCORPORATED
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                       ANCOR COMMUNICATIONS, INCORPORATED

                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS

                                  May 12, 1999


TO THE SHAREHOLDERS OF ANCOR COMMUNICATIONS, INCORPORATED:

     Notice is hereby given that the Annual Meeting of Shareholders of Ancor Communications, Incorporated will be held at 3:30 p.m. on Wednesday, May 12, 1999, at the Minneapolis Marriott City Center, 30 South Seventh Street, Minneapolis, Minnesota, for the following purposes:

     1.   To elect two directors to serve on the Board of Directors.

     2. To vote upon a proposal to amend the Ancor Communications, Incorporated 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock authorized for issuance thereunder.

     3. To ratify the selection of the Company's independent public accountants for the fiscal year ending December 31, 1999.

     4. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on March 26, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY WISH TO SUBMIT YOUR PROXY BY TOUCH-TONE PHONE OR THE INTERNET AS INDICATED ON THE PROXY.


                                           By Order of the Board of Directors,


                                           /s/ Steven E. Snyder
                                           ------------------------
                                           Steven E. Snyder
                                           Secretary

Dated:  April 7, 1999

                       ANCOR COMMUNICATIONS, INCORPORATED


                                 PROXY STATEMENT

                                       For
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 12, 1999


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ancor Communications, Incorporated (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on May 12, 1999, at 3:30 p.m. at the Minneapolis Marriott City Center, 30 South Seventh Street, Minneapolis, Minnesota, and at any adjournment thereof. A shareholder giving the enclosed proxy may revoke it at any time before the vote is cast at the annual meeting. Shares represented by a proxy will be voted in the manner directed by a shareholder. If no direction is made, the proxy will be voted for the election of the nominees for director named in this Proxy Statement and for the other proposals set forth in this Proxy Statement. This Proxy Statement and the accompanying form of proxy are being sent or given to shareholders beginning on or about April 7, 1999 along with the Company's 1998 Annual Report to Shareholders.

     Only shareholders of record at the close of business on March 26, 1999 are entitled to notice of and to vote at the meeting or at any adjournment thereof. On March 26, 1999 there were 24,056,140 shares of Common Stock of the Company outstanding. Generally, the affirmative vote of a majority of the shares of Common Stock present and entitled to vote on each matter is required for the election of each director nominee and the approval of each other matter to be acted upon. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum. Each share is entitled to one vote. Cumulative voting is not permitted. Shares voted as abstentions on any matter (or a "withhold vote for" as to a director) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained. Consequently, abstentions and withheld votes have the same effect as a no vote. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters.

     The Board of Directors knows of no matters other than those that are described in this Proxy Statement that may be brought before the meeting. However, if any other matters are properly brought before the meeting, persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

     All expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile or personal calls. Shareholders voting through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the shareholder.

     The Company's principal executive offices are located at 6130 Blue Circle Drive, Minnetonka, Minnesota 55343.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     The Articles of Incorporation of the Company provide that directors of the Company shall be divided into three classes, as nearly equal in number as reasonably possible. The term of office of the first class of directors will expire at the annual meeting of shareholders in 1999, the term of the second class of directors will expire at the annual meeting of shareholders in 2000 and the term of the third class of directors will expire at the annual meeting of shareholders in 2001. Directors elected at each annual meeting of shareholders will be of the same class as the directors whose terms expire at such annual meeting of shareholders, and shall be elected to hold office for a term expiring at the third succeeding annual meeting of shareholders and until their successors are elected and shall qualify.

     Vacancies and newly created directorships resulting from an increase in the number of directors may be filled by a majority of the directors then in office and the directors so chosen will hold office until the next election of the class for which such directors shall have been chosen.

     At the Annual Meeting of Shareholders to be held May 12, 1999, the term of office of Amyl Ahola and Thomas F. Hunt, Jr. will expire. Messrs. Ahola and Hunt (the "Nominees") have been nominated to be elected to the Board of Directors for additional three year terms which will expire at the annual meeting of shareholders in 2002. The Board of Directors recommends that the shareholders elect the Nominees as directors of the Company for the ensuing three year period. It is intended that the persons named as proxies in the enclosed form of proxy will vote the proxies received by them for the election of the Nominees, unless otherwise directed. The Nominees have indicated a willingness to serve, but in case either of them is not a candidate at the meeting, which is not presently anticipated, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion.

     Information regarding the directors of the Company is set forth below:


     Name                            Age            Expiration of Term
     ----                            ---            ------------------
     Amyl Ahola+                     54                    1999
     Thomas F. Hunt, Jr.+            49                    1999
     Kenneth E. Hendrickson          58                    2000
     John F. Carlson*                60                    2000
     Gerald M. Bestler+              69                    2001
     Paul F. Lidsky*                 45                    2001
     Michael L. Huntley*             58                    2001
     --------------------
     *Denotes a member of the Audit Committee.
     +Denotes a member of the Compensation Committee.

     Amyl Ahola has served as a director of the Company since October 1997. Mr. Ahola has been the President and Chief Operating Officer of TeraStor Corporation since 1997 and prior thereto served as its Executive Vice President, Marketing. From 1992 to 1996, Mr. Ahola was Vice President of Seagate Technology, a disk drive company, initially responsible for corporate development, then marketing, product line management and corporate strategy.

     Thomas F. Hunt, Jr. has been a director of the Company since May 1993. Mr. Hunt has served as President of Medallion Capital, Inc. (formerly Capital Dimensions, Inc), a venture capital investment company, since 1987. Prior to co-founding Capital Dimensions, Mr. Hunt served as President of Control Data Community Venture Fund, Inc. and served as Assistant General Counsel for Control Data Corporation.

     Kenneth E. Hendrickson has served as the Company's Chief Executive Officer and as a director of the Company since August 1997 and has served as the Chairman of the Board of Directors since September 1997. Mr. Hendrickson was an independent consultant from 1996 to August 1997. Prior thereto, Mr. Hendrickson was Executive Vice President and General Manager of the Microcomputer Products Group of Western Digital Corporation, a disk drive company, from 1993 to 1996. Mr. Hendrickson was Vice President of Operations and Quality of Overland Data Corp., a tape drive company from 1992 to 1993 and was President of Archive Technology, another tape drive company, from 1990 to 1992. Mr. Hendrickson is also a director of TechMar Technologies, Inc.

     John F. Carlson has served as a director of the Company since September 1997. Mr. Carlson has been the Chairman and Chief Financial Officer of Excorp Medical, Inc., a medical technology company, since 1996. Prior thereto, Mr. Carlson was with Cray Research, Inc., a supercomputer manufacturer from 1976 to 1995, serving as Chairman and Chief Executive Officer from 1993 to 1995, President and Chief Operating Officer from 1991 to 1993 and Chief Financial Officer from 1984 to 1991. Mr. Carlson is also on the Board of Directors of TSI, Incorporated and Ultradata Corporation.

     Gerald M. Bestler has been a director of the Company since May 1990. Mr. Bestler is retired. He was formerly Executive Vice President of BMC Industries Inc., an optical and electronic components manufacturer. Mr. Bestler is also a director of Innovex, Inc., a precision electromagnetic products and photo-processing equipment manufacturer.

     Paul F. Lidsky has served as a director of the Company since October 1997. Mr. Lidsky has been the President and Chief Executive Officer of OneLink Communications, Inc., a telecommunications company, since 1997. Prior thereto, Mr. Lidsky was Executive Vice President of Strategy and Business Development of Norstan, Inc., a comprehensive technology services company, from 1992 to 1997. Mr. Lidsky is also a director of OneLink Communications, Inc.

     Michael L. Huntley has served as a director of the Company since December 1998. Since March 1999, Mr. Huntley has been a consultant to Seagate Technology, Inc. From July 1997 to December 1998 Mr. Huntley served as Seagate's Senior Vice President of Worldwide Sales during which he was responsible for management of all Seagate disk drive sales worldwide. Prior to that role, Mr. Huntley served as Senior Vice President and General Manager of Seagate Removable Storage Solutions from April 1996 to June 1997 and Vice President of Americas Sales with Seagate Technology, Inc. from May 1993 to March 1996.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MESSRS. AHOLA AND HUNT.



MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

     During the fiscal year ended December 31, 1998, the Board of Directors met seven times. All of the directors attended more than 75% of the aggregate of all meetings of the Board of Directors and meetings of the committees on which they served. The Board of Directors and its committees also act from time to time by written consent in lieu of meetings.

     The Board of Directors of the Company has standing audit and compensation committees which have a current membership as indicated in the foregoing section. The Board of Directors has no standing nominating committee.

     The audit committee makes recommendations as to the selection of auditors and their compensation, and reviews with the auditors the scope of the annual audit, matters of internal control and procedure and the adequacy thereof, the audit results and reports and other general matters relating to the Company's accounts, records, controls and financial reporting. During fiscal 1998, the audit committee held one meeting.

     The compensation committee reviews and recommends to the Board of Directors the compensation guidelines for executive officers and other key personnel and the composition and levels of participation in incentive compensation plans, fringe benefits and retirement benefits for all employees. During fiscal 1998, the compensation committee held one meeting.

                               EXECUTIVE OFFICERS

     Name                        Age      Position
     ----                        ---      --------

     Kenneth E. Hendrickson       58      Chief Executive Officer
     Calvin G. Nelson             46      President
     Steven E. Snyder             42      Chief Financial Officer and Secretary

     See the biographical information on Mr. Hendrickson under "Election of Directors."

     Calvin G. Nelson was named President of the Company effective April 16, 1997 and prior to such time served as the Company's Vice President, Engineering since July 1995. Prior to joining Ancor, Mr. Nelson was employed by ADC Telecommunications, Inc. since 1979, serving as Vice President - Engineering since 1990.

     Steven E. Snyder has been the Chief Financial Officer and Secretary of the Company since October 1997. Prior to joining the Company, Mr. Snyder was the Director of Finance, from 1996 to 1997, and the Controller, from 1995 to 1996, of Cray Research, Inc., which was acquired by Silicon Graphics Inc. in April 1996.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who beneficially own more than ten percent of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors, and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers, directors and holders of ten percent or more of the Company's Common Stock, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and ten percent shareholders were satisfied except that one change in beneficial ownership for each of Calvin G. Nelson and Kenneth E. Hendrickson was not timely reported, and an initial statement of beneficial ownership was not timely filed for Michael L. Huntley.


                             EXECUTIVE COMPENSATION

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

OVERVIEW

The Compensation Committee is responsible for establishing compensation policies for all executive officers of the Company, including the executive officers named in the accompanying tables (the "Named Executives Officers"). The members of the Compensation Committee are Messrs. Ahola, Bestler and Hunt. The Compensation Committee establishes the total compensation for the executives officers in light of these policies. The Compensation Committee is composed entirely of outside Directors.

The objectives of the Company's executive compensation program are:

1. to attract, retain and motivate superior talent and reward individual performance;

2.   to support the achievement of the Company's financial and strategic goals;
     and

3. through stock based compensation, align the executive officers' interests with those of the shareholders of the Company.


The following report addresses the Company's executive compensation policies and discusses factors considered by the Compensation Committee in determining the compensation of the Company's Chief Executive Officer and other executive officers for the year ended December 31, 1998.

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS

The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long term performance goals, reward the achievement of corporate goals, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. The Company's executive officers are paid base salaries that are subject to merit increases, along with periodic adjustments to make such salaries competitive with other similar sized companies in the high-technology industry. The Company's executive officers are also given the opportunity to participate in certain other broad-based employee benefit plans. The Company's use of stock option grants as a key component of its executive compensation plans reflects the Compensation Committee's position that stock ownership by management and stock based compensation arrangements are beneficial in aligning management's and shareholders' interests to enhance shareholder value. The Compensation Committee believes that a greater reliance on stock-based incentives is appropriate for the Company's current stage of development.

EXECUTIVE INCENTIVE PROGRAM

In 1997, the Company established an executive incentive program which sets forth guidelines for awarding discretionary executive incentive pay. The executive incentive program is comprised of two components: (1) a group incentive based on Company revenue goals and (2) individual incentives based upon pre-defined personal goals. The Company and individual goals and the bonus amounts are determined by the Compensation Committee annually. Although the executive incentive program sets forth certain Company revenue and individual goals, payments under the executive incentive program are within the Company's sole discretion and do not represent any contractual or other obligation on the part of the Company to pay any bonus. Bonus payments under the executive incentive program are based on all aspects of an executive employee's performance and the Company's overall financial ability to pay any such bonuses. No payments were made based on the Company's 1998 performance, and a payment of $10,686 was paid to one of the Named Executive Officers other than the Chief Executive Officer based on achievement of individual performance goals during fiscal 1998.

STOCK OPTIONS

Stock options awarded under the Company's 1994 Incentive and Stock Option Plan are intended as incentive compensation and have historically been granted to officers and other key employees to attract, retain and motivate the talent necessary to the Company to achieve its objectives. The Company's policy is to not grant stock options annually, but to review each individual's stock option position, at which point the Compensation Committee may or may not grant additional options in its discretion. Original stock option grants totaling 1,398,591 and 850,000 were granted to 81 employees and three executive officers, respectively, during 1998 in connection with the hiring of new employees and as a reward for individual contributions to the Company. In addition to these new grants, the Company repriced certain outstanding options. See "Report on Option Repricing."

CHIEF EXECUTIVE OFFICER'S COMPENSATION

Kenneth E. Hendrickson has served as the Company's Chief Executive Officer since August 1997. Compensation for Mr. Hendrickson during 1998, as reflected in the Summary Compensation Table set forth herein, consisted of base compensation, bonus, and the grant of stock options. Mr. Hendrickson's annual base compensation was equal to $160,000 until November 1, 1998, and currently is $180,000. Mr. Hendrickson's annual base compensation may be increased to $200,000 in the event certain value-driven milestones are achieved during 1999. In setting Mr. Hendrickson's annual base salary, the Compensation Committee considered the salaries paid to Chief Executive Officers of other development stage, high-technology companies, the Company's resources and the Compensation Committee's philosophy that stock options should be a significant element of the compensation package in order to align the executive's interests with those of the Company and its shareholders. Therefore, Mr. Hendrickson was granted stock options to purchase 350,000 shares of the Company's Common Stock in 1998. In addition to the new option grants, the Company repriced Mr. Hendrickson's option to purchase 200,000 shares of the Company's Common Stock which was originally granted in 1997. See "Report on Option Repricing."

Mr. Hendrickson is also eligible to participate in the Company's Executive Incentive Program described above.

At this time the Committee has no formal written plan for CEO compensation separate and apart from the Company's general compensation philosophy and the executive incentive program. Until a plan specific to the CEO is developed, CEO compensation will be based on corporate and individual performance, consistent with guidelines applicable to all key employees.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS:

  Amyl Ahola               Gerald M. Bestler             Thomas F. Hunt, Jr.


SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation awarded to or earned during the last three fiscal years by the Company's Chief Executive Officer and each other executive officer who earned salary and bonus in excess of $100,000 during the fiscal year ended December 31, 1998.


                                                                                    Long-Term
                                                        Annual Compensation        Compensation
                                                    ----------------------------  ---------------
                                          Fiscal
Name and Principal Position                Year          Salary          Bonus        Options(4)
---------------------------------------- ---------  -------------   ------------  ---------------
Kenneth E. Hendrickson (1)                 1998         $170,277      $     0          550,000
   Chief Executive Officer                 1997           59,692            0          200,000


Calvin G. Nelson (2)                       1998         $160,277      $10,686          550,000
   President                               1997          142,482       20,044          100,000
                                           1996          110,000       31,500           30,000

Steven E. Snyder (3)                       1998         $126,539      $     0          210,000
   Chief Financial Officer and Secretary   1997           26,442            0           60,000

------------------------
(1) Mr. Hendrickson joined the Company in August, 1997. In 1998 Mr. Hendrickson was granted 350,000 options and had a total of 200,000 options repriced. See "Report on Option Repricing."

(2) In 1998 Mr. Nelson was granted 350,000 options and had a total of 200,000 options repriced. See "Report on Option Repricing."

(3) Mr. Snyder joined the Company in October, 1997. In 1998 Mr. Snyder was granted 150,000 options and had a total of 60,000 options repriced. See "Report on Option Repricing."

(4) No restricted stock was held by the Named Executive Officers as of December 31, 1998.

STOCK OPTIONS

     The following table summarizes stock options granted to the executive officers named in the Summary Compensation Table above during the Company's Fiscal Year ended December 31, 1998.

                          OPTION GRANTS IN FISCAL 1998


                                               Individual Grants(1)
                             ----------------------------------------------------------  Potential Realizable
                                             % of Total                                   Value at Assumed
                               Number of       Options                                  Annual Rates of Stock
                              Securities      Granted to                                  Price Appreciation
                              Underlying     Employees in     Exercise                    for Option Term(2)
                                Options         Fiscal       Price Per     Expiration    -----------------------
Name                            Granted         1998(3)        Share          Date          5%          10%
---------------------------- --------------  --------------  -----------  -------------  ----------  -----------

Mr. Hendrickson                200,000(4)       6.2%           $1.78        8/14/04       $117,293   $264,922
                                50,000(5)       1.5             5.31        5/20/08        167,066    423,378
                               300,000(6)       9.2             1.78       10/21/08        336,066    851,656

Mr. Nelson                      70,000(4)       2.2%           $1.78        7/26/02       $ 25,034   $ 53,569
                                 5,000(4)       0.2             1.78         1/5/03          2,008      4,342
                                25,000(4)       0.8             1.78        6/18/03         11,386     24,944
                               100,000(4)       3.1             1.78        4/16/04         54,827    122,749
                                50,000(5)       1.5             5.31        5/20/08        167,066    423,378
                               300,000(6)       9.2             1.78       10/21/08        336,066    851,656

Mr. Snyder                      60,000(4)       1.8%           $1.78       10/22/04       $ 36,348   $ 82,461
                                30,000(5)       0.9             5.31        5/20/08        100,240    254,027
                               120,000(6)       3.7             1.78       10/21/08        134,426    340,662

----------
(1) All options were granted pursuant to the 1994 Long-Term Incentive and Stock Option Plan. The options are nontransferable and become immediately exercisable in full upon a change of control of the Company.

(2) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the SEC and do not represent the Company's estimate or projection of future Common Stock prices.

(3) Percent calculations based on 3,250,924 total options granted to officers and employees in 1998 consisting of 2,248,591 original grants and 1,002,333 repriced options.

(4) Represents repricing of options originally granted prior to 1998. On October 21, 1998 the Company amended options granted prior to May 20, 1998 to provide for a decrease in the exercise price to $1.78, which represented the closing price of the Common Stock on October 21, 1998 as reported on the Nasdaq Small Cap Market. The repriced options may not be exercised prior to October 21, 1999 and thereafter may be exercised in accordance with the vesting schedules contained in the original option grants. See "Report on Option Repricing."

(5)  Option vests 25% per year, over four years beginning May 20, 1999.

(6) Option vests 50% on October 21, 1999, and an additional 25% on October 21, 2000 and October 21, 2001.

YEAR-END OPTION TABLE

     The following table summarizes the value of the options held at the end of fiscal 1998 by the executive officers named in the Summary Compensation Table above.

              AGGREGATE VALUE OF OPTIONS HELD AT DECEMBER 31, 1998


                         Number of Unexercised Options Held at       Value of Unexercised In-the-Money
                                 December 31, 1998                  Options Held at December 31, 1998(1)
                         --------------------------------------    --------------------------------------
Name                      Exercisable            Unexercisable     Exercisable            Unexercisable
---------------------    -------------         ----------------    ------------           --------------
Mr. Hendrickson              0                        550,000         $     0             $  1,109,375
Mr. Nelson                   0                        600,000         $     0             $  1,220,313
Mr. Snyder                   0                        210,000         $     0             $    399,375

--------------------
(1) Value based on the difference between the closing price of the Company's Common Stock as reported by the Nasdaq Small Cap Market on December 31, 1998 ($4.00) and the option exercise price per share multiplied by the number of shares subject to the option.

REPORT ON OPTION REPRICING

     In October 1998, after a significant decrease in the price of the Common Stock, the Compensation Committee determined that options granted by the Company prior to May 20, 1998 no longer provided a meaningful incentive to employees and directors as initially intended. The Company believes that the market for skilled employees in the high-technology field is highly competitive, and believes that stock options with meaningful incentives are an important measure in retaining its employees and directors, which is critical to the Company's success. In light of the Compensation Committee's desire to provide meaningful incentives to existing active employees and directors, on October 21, 1998, the options to purchase shares of Common Stock granted to existing active employees and directors prior to May 20, 1998 were amended to reduce the exercise price thereunder to $1.78 which was the Common Stock's closing price on the Nasdaq Small Cap Market on October 21, 1998. In connection with the repricing, the exercisability of the repriced options was tolled for a period of one year in order to increase the incentives to employees and directors to remain with the Company.

     The following table provides information concerning the repricings on October 21, 1998 of options held by executive officers.

                           TEN-YEAR OPTION REPRICINGS

                                        Number of
                                       Securities    Market Price                                     Length of
                                       Underlying      of Common                                   Original Option
                                         Options       Stock at      Exercise Price                 Term Remaining
                                        Repriced        Time of        at Time of        New          at Date of
                          Date of      or Amended    Repricing or     Repricing or     Exercise      Repricing or
         Name             Repricing        (#)       Amendment ($)    Amendment ($)    Price ($)      Amendment
------------------------  -----------  ------------  --------------  ----------------  ----------  ----------------
Mr. Hendrickson            10/21/98        200,000            1.78              9.88        1.78      70 months
   Chief Executive
   Officer

Mr. Nelson                 10/21/98         70,000            1.78              4.88        1.78      45 months
   President               10/21/98          5,000            1.78              5.75        1.78      51 months
                           10/21/98         25,000            1.78             13.25        1.78      56 months
                           10/21/98        100,000            1.78              5.13        1.78      66 months

Mr. Snyder                 10/21/98         60,000            1.78              7.75        1.78      72 months
   Chief Financial
   Officer and
   Secretary


  SUBMITTED BY THE COMPENSATION COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS:

   Amyl Ahola                Gerald M. Bestler               Thomas F. Hunt, Jr.


COMPENSATION OF DIRECTORS

     Directors receive no cash compensation for their attendance at meetings. Pursuant to the Non-Employee Director Stock Option Plan (the "Director Plan"), each non-employee director is entitled to receive an option to purchase

6,000 shares of Common Stock on the first business day of each fiscal year in which such director remains a director. In addition, the Director Plan provides for an automatic grant of an option to purchase 12,000 shares on the date any new director is first elected to the Board of Directors. However, on October 21, 1998, each Non-Employee Director was granted an option to purchase 18,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on that day ($1.78). Such options were granted to the Non-Employee Directors in lieu of the automatic grant of options that would have occurred on the first business day of 1999. On the day of his appointment to the Board of Directors, Director Michael L. Huntley was granted an option to purchase 12,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on that day ($3.50). Such option granted to Mr. Huntley was in addition to the Director Plan's automatic grant of an option to purchase 12,000 shares and in lieu of the automatic grant of options that would have occurred on the first business day of 1999.

     Directors who are also employees of the Company do not receive any additional compensation for serving on the Board of Directors.


EMPLOYMENT AGREEMENTS

     The Company and Kenneth E. Hendrickson are parties to a letter agreement dated July 25, 1997, pursuant to which the Company agreed to employ Mr. Hendrickson as the Company's Chief Executive Officer. Pursuant to the terms of the letter agreement, Mr. Hendrickson is entitled to a severance payment equal to one year's salary and to full vesting of any stock options in the event his employment with the Company is terminated without cause.

     The Company and Steven E. Snyder are parties to a letter agreement dated September 23, 1997, pursuant to which the Company agreed to employ Mr. Snyder as the Company's Chief Financial Officer. Pursuant to the terms of the letter agreement, Mr. Snyder is entitled to a severance payment equal to six month's salary in the event his employment with the Company is terminated without cause and, in such an event, any stock options held by Mr. Snyder would continue to vest pursuant to their terms during the six months following such termination.

COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total shareholder return on the Company's Common Stock since the Company's initial public offering on May 3, 1994 with the cumulative total return on the Total Return Index for the Nasdaq Stock Market (U.S. Companies) and the Total Return Index for Nasdaq Non-Financial Stocks over the same period (assuming the investment of $100 in each on May 3, 1994 and the reinvestment of all dividends).




                        [PERFORMANCE GRAPH APPEARS HERE]


                            5/3/94    12/31/94     12/31/95     12/31/96      12/31/97    12/31/98
                            ------    --------     --------     --------      --------    --------
Ancor Communications          $100       $129         $154         $320         $ 99        $ 91

Total Return Index for the
  Nasdaq Stock Market
  (U.S. Companies)            $100       $103         $145         $178         $219        $308

Total Return Index for
  Nasdaq Non-Financial Stocks $100       $103         $143         $174         $203        $299

PRINCIPAL  SHAREHOLDERS



     The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of March 31, 1999 by: (i) each director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table, (iii) all directors and executive officers of the Company as a group, and (iv) each person or entity known by the Company to own beneficially more than five percent of the Company's Common Stock. The address of each of the following shareholders is the same as the Company.

                                         Beneficial Ownership(1)
Name                                        Shares      Percent
----                                        ------      -------
Kenneth E. Hendrickson (2)                  47,541         *
Calvin G. Nelson (3)                        44,263         *
Steven E. Snyder (4)                        11,325         *
Amyl Ahola                                       0         0%
Gerald M. Bestler                            1,000         *
John F. Carlson                                  0         0
Thomas F. Hunt, Jr.                              0         0
Michael L. Huntley                               0         0
Paul  F. Lidsky                                  0         0
All executive officers
  and directors as a group (nine           104,129         *
  persons)(5)
--------------------
* Less than 1%

(1) Beneficial ownership is determined in accordance with rules of the SEC, and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of March 31, 1999 are deemed outstanding for computing the beneficial ownership percentage of the person holding such options but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Except as indicated by footnote, the persons named in the table above have the sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Includes 12,500 shares of Common Stock issuable upon exercise of outstanding options for Mr. Hendrickson. Excludes shares owned by Mr. Hendrickson's adult children, for which he disclaims beneficial ownership.

(3) Includes 12,500 shares of Common Stock issuable upon exercise of outstanding options for Mr. Nelson. Includes 300 shares owned by Mr. Nelson's children.

(4) Includes 7,500 shares of Common Stock issuable upon exercise of outstanding options for Mr. Snyder.

(5) Includes 32,500 shares of Common Stock issuable upon exercise of outstanding options.

                                  PROPOSAL TWO

                           TO APPROVE AMENDMENT TO THE
                        1995 EMPLOYEE STOCK PURCHASE PLAN

     On September 1, 1998, the Board of Directors approved an amendment to the Ancor Communications, Incorporated 1995 Employee Stock Purchase Plan (the "Plan"), subject to shareholder approval, to provide that the number of shares of the Company's Common Stock available for issuance under the Plan be increased from 75,000 shares of Common Stock of the Company to 375,000 shares of Common Stock of the Company. The shares available under the Plan prior to the Amendment were fully used as of September 30, 1999.

     The Company continues to recruit key personnel and believes that the incentives available under the Plan are an important element in attracting highly skilled and qualified individuals. As such, the Company believes that the amendment to the Plan can help it meet the competitive demands of attracting and retaining a productive work force. Therefore, the Board of Directors believes that it is desirable to amend the Plan to change the number of shares of the Company's Common Stock which is authorized for issuance thereunder. A description of the Plan is set forth below.


THE 1995 EMPLOYEE STOCK PURCHASE PLAN

     The Plan was approved by the Board of Directors and the shareholders of the Company in 1995. The Plan reserves shares of the Company's Common Stock for sale to participating employees at the lower of 85% of the fair market value of the Company's Common Stock on the first day, or the last day, of the applicable purchase period. Under the terms of the Plan, the purchase period may be for any number of months as determined by the committee of the Board of Directors administering the Plan (the "Committee") up to a maximum of twelve months. The Committee has determined that each purchase period will commence on the first business day of each calendar quarter and end on the last day of the calendar quarter, unless changed by the Board of Directors

     Participating employees may direct the Company to make payroll deductions from one percent to ten percent of their compensation during the purchase period for the purchase of shares under the Plan and may withdraw from the Plan at any time (although no employee may enroll again after a withdrawal until commencement of the next purchase period). No participant may purchase more than 10,000 shares or shares having a market value exceeding $25,000 under the Plan (and any other plan qualifying under Section 423(b)(8) of the Internal Revenue Code of 1986, as amended) during any purchase period. The number of shares of Common Stock purchased by the Named Executive Officers during fiscal 1998 are as follows: Kenneth E. Hendrickson, 8,896 shares; Calvin G. Nelson, 8,379 shares; and Steven E. Snyder, 0 shares.

     Any employee of the Company who works 20 hours or more per week is eligible to participate in the Plan, provided that no employee who holds more than five percent of the Company's outstanding common stock may participate. As of March 31, 1999, there were approximately 80 employees of the Company eligible to participate in the Plan. The Committee, currently the Company's Compensation Committee, must consist of two or more directors who are not employees and are "independent" within the meaning of Section 16b-3 of the Securities Exchange Act of 1934.

     Upon a participant's termination of employment with the Company for any reason other than approved retirement or death, participation in the Plan will cease and the balance of the participant's share purchase account will be paid, in cash, to the participant within 30 days. Upon the death or approved retirement of a participant, no further contributions will be made to the participant's share purchase account and the balance in the account will either be used to purchase shares of Common Stock at the end of the current purchase period or be paid in cash if requested.

     The Plan may be amended by the Board of Directors at any time, except that the Board of Directors cannot, without shareholder approval, adopt any amendment that (i) would cause Rule 16b-3 under the Exchange Act to become unavailable absent such shareholder approval, (ii) requires shareholder approval under any rules or regulations of the National Association of Securities Dealers, Inc. or any other exchange applicable to the Company, or (iii) permits the issuance of common stock before payment therefor in full.

     The Board of Directors adopted the amendment to the Plan in order to allow the Company to continue to provide a convenient and advantageous way for all employees of the Company to make systematic purchases of the Company's Common Stock and therefore to develop a stronger incentive to work for the continued success of the Company. The amendment to the Plan is being submitted to the shareholders for approval in order to comply with the requirements of the Internal Revenue Code of 1986, as amended.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO INCREASE THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK WHICH ARE AUTHORIZED FOR ISSUANCE UNDER THE PLAN.


                                 PROPOSAL THREE

                      RATIFICATION OF INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP ("KPMG") served as the Company's independent auditors for the year ended December 31, 1998. McGladrey & Pullen, LLP ("McGladrey") served as the Company's independent auditors for the years ended December 31, 1996 and 1997. On September 18, 1998 the Company received notice that McGladrey was terminating the client-auditor relationship between the Company and McGladrey. Such termination was effective September 18, 1998. The Company subsequently engaged KPMG as the Company's independent public accountants on September 25, 1998. The decision to engage KPMG was unanimously approved by the Board of Directors of the Company upon the recommendation of its Audit Committee.

     The reports of McGladrey on the financial statements of the Company for its fiscal years ended December 31, 1997 and December 31, 1996 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years 1996 and 1997 and the subsequent interim period through September 18, 1998, (i) there were no disagreements between the Company and McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

     The Board of Directors has appointed KPMG as the Company's independent auditors for the year ending December 31, 1999 and recommends that the shareholders ratify that appointment. KPMG has no relationship with the Company other than that arising from its employment as independent auditors. Representatives of KPMG will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFYING THIS APPOINTMENT.



                      PROPOSALS FOR THE NEXT ANNUAL MEETING

     In order to be eligible for inclusion in the Company's proxy solicitation materials for its next annual meeting of shareholders, any shareholder proposal to be considered at such meeting must be received at the Company's principal executive offices, 6130 Blue Circle Drive, Minnetonka, Minnesota 55343, not later than December 6, 1999. Pursuant to the Company's Bylaws, in order for business to be properly brought before the next annual meeting by a shareholder, the shareholder must give written notice of such shareholder's intent to bring a matter before the annual meeting no later than December 6, 1999. Each such notice should be sent to the Secretary, and must set forth certain information with respect to the shareholder who intends to bring such matter before the meeting and the business desired to be conducted, as set forth in greater detail in the Company's Bylaws. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

     Management may use discretionary authority to vote against any shareholder proposal presented at the 2000 annual meeting if: (1) such proposal has been properly omitted from the Company's proxy materials under federal securities law; (2) notice of such proposal was not submitted to the Secretary of the Company at the address listed above by December 6, 1999; or (3) the proponent has not solicited proxies in compliance with federal securities laws from the holders of at least the percentage of the Company's voting shares required to carry the proposal.


                               ADDITIONAL MATTERS

     The Board of Directors of the Company do not presently know of any matters to be presented for consideration at the Annual Meeting of Shareholders other than the matters described in the Notice of Annual Meeting of Shareholders mailed together with this Proxy Statement, but if other matters are presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgement. The proxy confers discretionary authority to vote only with respect to matters that the Board of Directors of the Company did not know, prior to December 21, 1998, were to be presented at the Annual Meeting of Shareholders.


                                       By Order of the Board of Directors,


                                       /s/ Steven E. Snyder
                                       ---------------------------
                                       Steven E. Snyder
                                       Secretary

Dated: April 7, 1999

                                                                      Appendix A

                       ANCOR COMMUNICATIONS, INCORPORATED
                        1995 EMPLOYEE STOCK PURCHASE PLAN
                   (as amended effective September 1, 1998)



                             ARTICLE I. INTRODUCTION

     Section 1.01 Purpose. The purpose of the Ancor Communications, Incorporated 1995 Employee Stock Purchase Plan (the "Plan") is to provide employees of Ancor Communications, Incorporated, a Minnesota corporation (the "Company"), with an opportunity to share in the ownership of the Company by providing them with a convenient means for regular and systematic purchases of the Company's Common Stock, $.01 par value, and, thus, to develop a stronger incentive to work for the continued success of the Company.

     Section 1.02 Rules of Interpretation. It is intended that the Plan be an "employee stock purchase plan" as defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations promulgated thereunder. Accordingly, the Plan shall be interpreted and administered in a manner consistent therewith if so approved. All Participants in the Plan will have the same rights and privileges consistent with the provisions of the Plan.

     Section 1.03 Definitions. For purposes of the Plan, the following terms will have the meanings set forth below:

     (a) "Acceleration Date" means the earlier of the date of shareholder approval or approval by the Company's Board of Directors of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Company Common Shares would be converted into cash, securities or other property, other than a merger of the Company in which shareholders of the Company immediately prior to the merger have the same proportionate share ownership in the surviving corporation immediately after the merger; (ii) any sale, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (iii) any plan of liquidation or dissolution of the Company.

     (b) "Affiliate" means any subsidiary corporation of the Company, as defined in Section 424(f) of the Code, whether now or hereafter acquired or established.

     (c) "Committee" means the committee described in Section 10.01.

     (d) "Company" means Ancor Communications, Incorporated, a Minnesota corporation, any subsidiary of the Company and any successors to the Company by merger or consolidation as contemplated by Article XI herein.

     (e) "Current Compensation" means all regular wage, salary and commission payments paid by the Company to a Participant in accordance with the terms of his or her employment, including bonus payments, overtime pay and all other forms of special compensation.

     (f) "Fair Market Value" as of a given date means the closing sale price of the Common Stock as reported by the Nasdaq Small-Cap Market or such other value as reasonably determined by the Committee in a manner consistent with Section 423 of the Code.

     (g) "Participant" means an Eligible Employee who is eligible to participate in the Plan under Section 2.01 and who has elected to participate in the Plan.

     (h) "Participating Affiliate" means an Affiliate which has been designated by the Committee in advance of the Purchase Period in question as a corporation whose Eligible Employees may participate in the Plan.

     (i) "Eligible Employee" means an employee of the Company or a Participating Affiliate who has completed 90 days of employment with the Company as of the first day of a Purchase Period, including an officer or director who is also an employee, but excluding employees whose customary employment is less than an average of 20 hours per week.

     (j) "Plan" means the Ancor Communications, Incorporated 1995 Employee Stock Purchase Plan, as amended, the provisions of which are set forth herein.

     (k) "Purchase Period" means a period beginning on such business day as may be designated by the Committee prior thereto and ending on the earlier of such business day as may be designated by the Committee prior to the first business day of such Purchase Period or any Acceleration Date; provided, however, that in no event shall the Committee designate a Purchase Period which is less than one month or more than twelve months in duration.

     (l) "Common Shares" means the Company's Common Stock, $.01 par value, as such Shares may be adjusted for changes in the Shares or the Company as contemplated by Article XI herein.

     (m) "Share Purchase Account" means the account maintained on the books and records of the Company recording the amount received from each Participant through payroll deductions made under the Plan and from the Company through matching contributions.

                    ARTICLE II. ELIGIBILITY AND PARTICIPATION

     Section 2.01 Eligible Employees. All Eligible Employees shall be eligible to participate in the Plan beginning on the first day of the first Purchase Period to commence after such person becomes an Eligible Employee. Subject to the provisions of Article VI, each such employee will continue to be eligible to participate in the Plan so long as he or she remains an Eligible Employee.

     Section 2.02 Election to Participate. An Eligible Employee may elect to participate in the Plan for a given Purchase Period by filing with the Company, in advance of that Purchase Period and in accordance with such terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company for such purpose (which authorizes regular payroll deductions from Current Compensation beginning with the first payday in that Purchase Period and continuing until the employee withdraws from the Plan or ceases to be eligible to participate in the Plan).

     Section 2.03 Limits on Shares Purchase. No employee shall be granted any right to purchase Common Shares hereunder if such employee, immediately after such a right to purchase is granted, would own, directly or indirectly, within the meaning of Section 423(b)(3) and Section 424(d) of the Code, Common Shares possessing 5% or more of the total combined voting power or value of all the classes of the capital shares of the Company or of all Affiliates.

     Section 2.04 Voluntary Participation. Participation in the Plan on the part of a Participant is voluntary and such participation is not a condition of employment nor does participation in the Plan entitle a Participant to be retained as an employee.

                    ARTICLE III. PAYROLL DEDUCTIONS, COMPANY
                    CONTRIBUTIONS AND SHARE PURCHASE ACCOUNT

     Section 3.01 Deduction from Pay. The form described in Section 2.02 will permit a Participant to elect payroll deductions of not less than 1% and not more than 10% of such Participant's Current Compensation for each pay period, subject to such other limitations as the Committee in its sole discretion may impose.

     Section 3.02 Interest. No interest will be paid with respect to contributions to a Participant's Share Purchase Account.

     Section 3.03 Credit to Account. Payroll deductions will be credited to the Participant's Share Purchase Account on each payday.

     Section 3.04 Nature of Account. The Share Purchase Account is established solely for accounting purposes, and all amounts credited to the Share Purchase Account will remain part of the general assets of the Company or the Participating Affiliate (as the case may be).

     Section 3.05 No Additional Contributions. A Participant may not make any payment into the Share Purchase Account other than the payroll deductions made pursuant to the Plan and may not change the level of participation during any Purchase Period except that an employee who is on an approved leave of absence may make cash payments to the Company in lieu of payroll deductions to the extent necessary to maintain such Participant's participation at the level of participation elected at the beginning of each Purchase Period.


                      ARTICLE IV. RIGHT TO PURCHASE SHARES

     Section 4.01 Number of Shares. Each Participant will have the right to purchase on the last business day of the Purchase Period all, but not less than all, of the largest number of whole Common Shares that can be purchased at the price specified in Section 4.02 with the entire credit balance in the Participant's Share Purchase Account, subject to the limitations that:

     (a) in accordance with Section 423 of the Code, no more than 10,000 Common Shares may be purchased under the Plan by any one Participant for a given Purchase Period; and

     (b) in accordance with Section 423(b)(8) of the Code, no more than $25,000 in Fair Market Value (determined at the beginning of each Purchase Period) of Common Shares and other shares may be purchased under the Plan and all other employee share purchase plans (if any) of the Company and the Affiliates by any one Participant for any calendar year.

     Section 4.02 Purchase Price. The purchase price for any Purchase Period shall be the lesser of (a) 85% of the Fair Market Value of the Common Shares on the first business day of that Purchase Period or (b) 85% of the Fair Market Value of the Common Shares on the last business day of that Purchase Period, in each case rounded up to the next higher full cent.


                          ARTICLE V. EXERCISE OF RIGHT

     Section 5.01 Purchase of Shares. On the last business day of a Purchase Period, the entire credit balance in each Participant's Share Purchase Account will be used to purchase the largest number of whole Common Shares purchasable with such amount (subject to the limitations of Section 4.01), unless the Participant has filed with the Company, in advance of that date and subject to such terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company which requests the distribution of the entire credit balance in cash.

     Section 5.02 Cash Distributions. Any amount remaining in a Participant's Share Purchase Account after the last business day of a Purchase Period will be paid to the Participant in cash in a timely fashion after the end of that Purchase Period unless such Participant elects, prior to the termination of such Purchase Period, to have such amount carried over to the Participant's Share Purchase Account for the next Purchase Period in accordance with such terms and conditions as the Committee in its sole discretion may impose.

     Section 5.03 Notice of Acceleration Date. The Company shall use its best efforts to notify each Participant in writing at least ten days prior to any Acceleration Date that the then current Purchase Period will end on such Acceleration Date.

                ARTICLE VI. WITHDRAWAL FROM PLAN; SALE OF SHARES

     Section 6.01 Voluntary Withdrawal. A Participant may, in accordance with such terms and conditions as the Committee in its sole discretion may impose, withdraw from the Plan and cease making payroll deductions by filing with the Company a form provided for this purpose. In such event, the entire credit balance in the Participant's Share Purchase Account will be paid to the Participant in cash within 30 days. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the beginning of the next Purchase Period following the date of such withdrawal.

     Section 6.02 Death. Subject to such terms and conditions as the Committee in its sole discretion may impose, upon the death of a Participant, no further amounts shall be credited to the Participant's Share Purchase Account. Thereafter, on the last business day of the Purchase Period during which such Participant's death occurred and in accordance with Section 5.01, the entire credit balance in such Participant's Share Purchase Account will be used to purchase Common Shares, unless such Participant's estate has filed with the Company, in advance of that day and subject to such terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company which elects to have the entire credit balance in such Participant's Share Purchase Account distributed in cash within 30 days after the end of that Purchase Period or at such earlier time as the Committee in its sole discretion may decide. Each Participant, however, may designate one or more beneficiaries who, upon death, are to receive the Common Shares or the amount that otherwise would have been distributed or paid to the Participant's estate and may change or revoke any such designation from time to time. No such designation, change or revocation will be effective unless made by the Participant in writing and filed with the Company during the Participant's lifetime. Unless the Participant has otherwise specified the beneficiary designation, the beneficiary or beneficiaries so designated will become fixed as of the date of the death of the Participant so that, if a beneficiary survives the Participant but dies before the receipt of the payment due such beneficiary, the payment will be made to such beneficiary's estate.

     Section 6.03 Termination of Employment.

     (a) Subject to such terms and conditions as the Committee in its sole discretion may impose, upon a Participant's normal or early retirement with the consent of the Company under any pension or retirement plan of the Company or Participating Affiliate, no further amounts shall be credited to the Participant's Share Purchase Account. Thereafter, on the last business day of the Purchase Period during which such Participant's approved retirement occurred and in accordance with Section 5.01, the entire credit balance in such Participant's Share Purchase Account will be used to purchase Common Shares, unless such Participant has filed with the Company, in advance of that day and subject to such terms and conditions as the Committee in its sole discretion may impose, a form provided by the Company which elects to receive the entire credit balance in such Participant's Share Purchase Account in cash within 30 days after the end of that Purchase Period, provided that such Participant shall have no right to purchase Common Shares in the event that the last day of such a Purchase Period occurs more than three months following the termination of such Participant's employment with the Company by reason of such an approved retirement.

     (b) In the event of any other termination of employment (other than death) with the Company or a Participating Affiliate, participation in the Plan will cease on the date the Participant ceases to be an Eligible Employee for any reason. In such event, the entire credit balance in such Participant's Share Purchase Account will be paid to the Participant in cash within 30 days. For purposes of this Section 6.03, a transfer of employment to any Affiliate, or a leave of absence which has been approved by the Committee, will not be deemed a termination of employment as an Eligible Employee.


                         ARTICLE VII. NONTRANSFERABILITY

     Section 7.01 Nontransferable Right to Purchase. The right to purchase Common Shares hereunder may not be assigned, transferred, pledged or hypothecated (whether by operation of law or otherwise), except as provided in
Section 6.02, and will not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition or levy of attachment or similar process upon the right to purchase will be null and void and without effect.

     Section 7.02 Nontransferable Account. Except as provided in Section 6.02, the amounts credited to a Share Purchase Account may not be assigned, transferred, pledged or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation or other disposition of such amounts will be null and void and without effect.

                        ARTICLE VIII. SHARE CERTIFICATES

     Section 8.01 Delivery. Promptly after the last day of each Purchase Period and subject to such terms and conditions as the Committee in its sole discretion may impose, the Company will cause to be delivered to or for the benefit of the Participant a certificate representing the Common Shares purchased on the last business day of such Purchase Period.

     Section 8.02 Securities Laws. The Company shall not be required to issue or deliver any certificate representing Common Shares prior to registration under the Securities Act of 1933, as amended, or registration or qualification under any state law if such registration is required. The Company shall use its best efforts to accomplish such registration (if and to the extent required) not later than a reasonable time following the Purchase Period, and delivery of certificates may be deferred until such registration is accomplished.

     Section 8.03 Completion of Purchase. A Participant shall have no interest in the Common Shares purchased until a certificate representing the same is issued to or for the benefit of the Participant.

     Section 8.04 Form of Ownership. The certificates representing Common Shares issued under the Plan will be registered in the name of the Participant.


                    ARTICLE IX. EFFECTIVE DATE, AMENDMENT AND
                               TERMINATION OF PLAN

     Section 9.01 Effective Date. The Plan was approved by the Board of Directors on April 7, 1995, and shall be approved by the shareholders of the Company within twelve (12) months thereof. In the event that the Plan is not so approved by the shareholders of the Company, for any reason, it shall then be of no force or effect whatsoever, and no Common Shares shall be purchased hereunder and any and all amounts credited to a Participant's Share Purchase Account for any Purchase Period which commences prior to such shareholder approval shall be returned. The Plan will terminate upon completion of the Purchase Period which ends on the first business day occurring on or after April 7, 2002.

     Section 9.02 Plan Commencement. The initial Purchase Period under the Plan will commence on the first day of the first Purchase Period designated by the Committee, provided, however, that the first Purchase Period shall not commence prior to May 1, 1995.

     Section 9.03 Powers of Board. The Board of Directors may amend or discontinue the Plan at any time. No amendment or discontinuation of the Plan, however, shall without shareholder approval be made that: (i) absent such shareholder approval, would cause Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Act") to become unavailable with respect to the Plan,
(ii) requires shareholder approval under any rules or regulations of the

National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company, or (iii) permit the issuance of Common Shares before payment therefor in full

     Section 9.04 Automatic Termination. The Plan shall automatically terminate when all of the Common Shares provided for in Section 10.03 have been sold.


                            ARTICLE X. ADMINISTRATION

     Section 10.01 The Committee. The Plan shall be administered by a committee (the "Committee") of two or more directors of the Company, none of whom shall be officers or employees of the Company and all of whom shall be "disinterested persons" with respect to the Plan within the meaning of Rule 16b-3 under the Act. The members of the Committee shall be appointed by and serve at the pleasure of the Board of Directors.

     Section 10.02 Powers of Committee. Subject to the provisions of the Plan, the Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan, to establish deadlines by which the various administrative forms must be received in order to be effective, and to adopt such other rules and regulations for administering the Plan as it may deem appropriate. The Committee shall have full and complete authority to determine whether all or any part of the Common Shares acquired pursuant to the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner a Participant's rights with respect thereto but any such restrictions shall be contained in the form by which a Participant elects to participate in the Plan pursuant to Section 2.02. Decisions of the Committee will be final and binding on all parties who have an interest in the Plan.

     Section 10.03 Shares to be Sold. The Common Shares to be issued and sold under the Plan shall be authorized but unissued shares. Except as provided in
Section 11.01, the aggregate number of Common Shares to be sold under the Plan will not exceed 375,000 shares.

     Section 10.04 Notices. Notices to the Committee should be addressed as follows:

                       Ancor Communications, Incorporated
                             6130 Blue Circle Drive
                           Minnetonka, Minnesota 55343

                       ARTICLE XI. ADJUSTMENT FOR CHANGES
                              IN SHARES OR COMPANY

     Section 11.01 Share Dividend or Reclassification. If the outstanding Common Shares are increased, decreased, changed into or exchanged for a different number or kind of securities of the Company, or shares of a different par value or without par value, through reorganization, recapitalization, reclassification, share dividend, share split, amendment to the Company's Articles of Incorporation, reverse share split or otherwise, other than by a sale of Common Stock by the Company, an appropriate adjustment shall be made in the maximum numbers and kind of securities to be purchased under the Plan with a corresponding adjustment in the purchase price to be paid therefor.

     Section 11.02 Merger or Consolidation. If the Company is merged into or consolidated with one or more corporations during the term of the Plan, appropriate adjustments will be made to give effect thereto on an equitable basis in terms of issuance of shares of the corporation surviving the merger or of the consolidated corporation, as the case may be.


                           ARTICLE XII. APPLICABLE LAW

     Rights to purchase Common Shares granted under the Plan shall be construed and shall take effect in accordance with the laws of the State of Minnesota.

                       Ancor Communications, Incorporated

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the    COMPANY #
Proxies to vote your shares in the same manner    CONTROL #
as if you mark, sign and return your proxy card.


VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326

 o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.

 o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which is located above.

 o  Follow the simple instructions the voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/ancr/


 o Access the above Internet site to vote your proxy 24 hours a day, 7 days a week.
 o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which is located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD


                              Please detach here

         The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1.Election of directors:
              01 Amyl Ahola             02 Thomas F. Hunt, Jr.



(Instructions: To withhold                  [_]        [_]
authority to vote for any indicated         Vote       Vote
nominee, write the number(s) of the         FOR        WITHHELD
nominee(s) in the box provided to           all        from all
the right.)                                 nominees   nominees


2. Proposal to amend the Ancor
   Communications, Incorporated 1995     [_]      [_]      [_]
   Employee Stock Purchase Plan to       For      Against  Abstain
   increase the number of shares of
   Common Stock authorized for
   issuance thereunder.

                                          [_]      [_]      [_]
                                          For      Against  Abstain
3. Ratification of KPMG Peat Marwick
   LLP as independent auditors of
   thecompany for fiscal year 1999.
4. In their discretion, the Proxies are
   authorized to vote upon such other
   business as may properly come before
   the Annual Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF
NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH ITEM.
Address Change? Mark Box [_]
Indicate changes below:

                                        Date ______________________________

                                        Signature(s) in Box
                                        Please sign exactly as your name(s)
                                        appear on Proxy. If held in joint ten-
                                        ancy, all persons must sign. Trustees,
                                        administrators, etc., should include
                                        title and authority. Corporations
                                        should provide full name of corpora-
                                        tion and title of authorized officer
                                        signing the Proxy.

                       ANCOR COMMUNICATIONS, INCORPORATED

                         ANNUAL MEETING OF SHAREHOLDERS

                            Wednesday, May 12, 1999
                              3:30 p.m. local time

                        Minneapolis Marriott City Center
                            30 South Seventh Street
                             Minneapolis, Minnesota


Ancor Communications, Incorporated
6130 Blue Circle Drive, Minnetonka, MN 55343                               Proxy

--------------------------------------------------------------------------------

          This Proxy is solicited on behalf of the Board of Directors.

The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement dated April 7, 1999, appoints Kenneth E. Hendrickson and Steven E. Snyder proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all shares of Common Stock of Ancor Communications, Incorporated which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Ancor Communications, Incorporated to be held on May 12, 1999, at the Minneapolis Marriott City Center 30 South Seventh Street, Minneapolis, Minnesota at 3:30 p.m., and any adjournment thereof. Each of the matters set forth below has been proposed by the Company.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2 and 3.

                      See reverse for voting instructions.